Income Taxes - Schedule of Increase in Income Tax Expenses and Decrease in Net Income Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	May 31, 2020	May 31, 2019	May 31, 2018
Income Tax Disclosure [Abstract]
Increase in income tax expenses	$ 50,809	$ 51,002	$ 48,444
Decrease in net income per share - basic	$ 0.32	$ 0.32	$ 0.31
Decrease in net income per share - diluted	$ 0.32	$ 0.32	$ 0.31